J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Equity Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 21, 2017

to the Prospectus and Summary Prospectus

dated March 1 , 2017, as supplemented

Effectively immediately, the disclosure titled “Investment Process” on page 2 under the subsection “What are the Fund’s main investment strategies?” in the “Risk/Return Summaries” section and on page 12 under the subsection “Additional Information About the Funds’ Investment Strategies – Tax Aware Equity Fund” in the “More About the Funds” section are hereby deleted and replaced with the following to disclose how the adviser integrates environmental, social and governance factors into its investment process:

Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to what it believes to be their relative value. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the adviser believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund.

On behalf of the Fund, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

SUP-TAE-817